--------------------------------------------------------------------------------




                             NOTE PURCHASE AGREEMENT



                                      among



                              AMERICREDIT BOA TRUST
                                   as Issuer,



                         KITTY HAWK FUNDING CORPORATION,
                                   as Company,



                                       and



                             BANK OF AMERICA, N.A.,
                           as Agent and Bank Investor



                         Dated as of September 30, 1999





--------------------------------------------------------------------------------


                                               Table of Contents

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I DEFINITIONS.............................................................................................1
         Section 1.1.      Definitions............................................................................1
ARTICLE II FUNDINGS; THE NOTE.....................................................................................6
         Section 2.1.      Funding; The Note......................................................................6
         Section 2.2.      Sharing of Payments, Etc...............................................................9
         Section 2.3.      Right of Setoff.......................................................................10
         Section 2.4.      Fees..................................................................................10
         Section 2.5.      Selection of Funding Periods and Interest Rates.......................................10
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE ISSUER..........................................................12
         Section 3.1.      Representations and Warranties of the Issuer..........................................12
ARTICLE IV INDEMNIFICATION.......................................................................................15
         Section 4.1.      Indemnity.............................................................................15
         Section 4.2.      Indemnity for Taxes, Reserves and Expenses............................................17
         Section 4.3.      Other Costs, Expenses and Related Matters.............................................19
         Section 4.4.      Taxes.................................................................................19
ARTICLE V THE AGENT; BANK COMMITMENT.............................................................................20
         Section 5.1.      Authorization and Action..............................................................20
         Section 5.2.      Agent's Reliance, Etc.................................................................21
         Section 5.3.      Termination Event or Potential Termination Event......................................21
         Section 5.4.      Rights as Bank Investor...............................................................21
         Section 5.5.      Indemnification of the Agent..........................................................22
         Section 5.6.      Non-Reliance..........................................................................22
         Section 5.7.      Resignation of Agent..................................................................22
         Section 5.8.      Payments by the Agent.................................................................23
         Section 5.9.      Bank Commitment; Assignment to Bank Investors.........................................23
ARTICLE VI MISCELLANEOUS.........................................................................................27
         Section 6.1.      Term of Agreement.....................................................................27
         Section 6.2.      Waivers; Amendments...................................................................27
         Section 6.3.      Notices...............................................................................27
         Section 6.4.      Governing Law; Submission to Jurisdiction; Integration................................29
         Section 6.5.      Counterparts..........................................................................30
         Section 6.6.      Successors and Assigns................................................................30
         Section 6.7.      Waiver of Confidentiality.............................................................31
         Section 6.8.      Confidentiality Agreement.............................................................32
         Section 6.9.      No Bankruptcy Petition Against the Company............................................32
         Section 6.10.     Further Assurances....................................................................32
         Section 6.11.     Headings..............................................................................32
         Section 6.12.     Limitation of Liability...............................................................32


                                    EXHIBITS

EXHIBIT A                Form of Assignment and Assumption Agreement                                          A-1
EXHIBIT B                Form of Initial Funding Request                                                      B-1
EXHIBIT C                Form of Subsequent Funding Notice                                                    C-1
EXHIBIT D                Form of Note                                                                         D-1


                             NOTE PURCHASE AGREEMENT


                  NOTE PURCHASE AGREEMENT (this "AGREEMENT"), dated as of September 30, 1999, among KITTY HAWK FUNDING CORPORATION, a Delaware corporation, as lender (together with its successors and assigns, the "COMPANY"), AMERICREDIT BOA TRUST, a Delaware business trust, as borrower (together with its successors and assigns, the "ISSUER") and BANK OF AMERICA, N.A., a national banking association ("BANK OF AMERICA"), as agent for the Company and the Bank Investors (in such capacity, together with its successors, the "AGENT"), as administrative agent for the Company (the "Administrative Agent") and as a Bank Investor.

                              W I T N E S S E T H :

                  WHEREAS, subject to the terms and conditions of this Agreement and the Security Agreement, the Issuer desires to obtain funds from the Company or the Bank Investors, as applicable, and to evidence the obligation to repay such amounts, together with interest thereon, through the issuance of the Note;

                  WHEREAS, pursuant to the Security Agreement, the Issuer will pledge to the Collateral Agent for the benefit of the Secured Parties its interest in the Collateral, including the Issuer's security interest in the Contracts;

                  NOW THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1. DEFINITIONS. All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Security Agreement. The following terms shall have the meanings specified below, and shall include in the singular number the plural and in the plural number the singular:

                  "ADMINISTRATIVE AGENT" shall mean Bank of America, N.A., as administrative agent for the Company.

                  "AGENT" means Bank of America, N.A., in its capacity as agent for the Company and the Bank Investors, and any successor thereto appointed pursuant to Article V of this Agreement.

                  "AGREEMENT" shall mean this Note Purchase Agreement, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

                  "AMERICREDIT" means AmeriCredit Financial Services, Inc., a Delaware corporation.

                  "ASSIGNMENT AMOUNT" with respect to a Bank Investor shall mean at any time an amount equal to the lesser of (i) such Bank Investor's Pro Rata Share of the Net Investment at such time, (ii) such Bank Investors Pro Rata Share of the aggregate Outstanding Balance of Receivables (excluding Defaulted Receivables) at such time and (iii) such Bank Investor's unused Commitment.

                  "ASSIGNMENT AMOUNT DEFICIT" shall have the meaning given such term in Section 5.9(a) hereof.

                  "ASSIGNMENT AND ASSUMPTION AGREEMENT" means an Assignment and Assumption Agreement substantially in the form of Exhibit A attached hereto.

                  "BANK INVESTORS" shall mean Bank of America, N.A. and each other financial institution identified as such on the signature pages hereof and their respective successors and assigns.

                  "CLOSING DATE" shall mean September 30, 1999.

                  "COLLATERAL AGENT" shall mean Bank of America, N.A., or any successor thereto, as Collateral Agent under the Security Agreement.

                  "COMMERCIAL PAPER" shall mean promissory notes of the Company issued by the Company in the commercial paper market.

                  "COMMITMENT" means (i) with respect to each Bank Investor party hereto, the commitment of such Bank Investor to make acquisitions from the Issuer or the Company in accordance herewith in an amount not to exceed the dollar amount set forth opposite such Bank Investor's signature on the signature page hereto under the heading "COMMITMENT", MINUS the dollar amount of any Commitment or portion thereof assigned pursuant to an Assignment and Assumption Agreement PLUS the dollar amount of any increase to such Bank Investor's Commitment consented to by such Bank Investor prior to the time of determination and (ii) with respect to any assignee of a Bank Investor party hereto pursuant to an Assignment and Assumption Agreement, the commitment of such assignee to make advances to the Issuer or acquire the Note and the Net Investment from the Company, not to exceed the amount set forth in such Assignment and Assumption Agreement MINUS the dollar amount of any Commitment or portion thereof assigned pursuant to an Assignment and Assumption Agreement prior to such time of determination PLUS the dollar amount of any increase to such assignee's Commitment consented to by it prior to the time of determination; PROVIDED, HOWEVER, that in the event that the Facility Limit is reduced, in either case, the aggregate commitment of all the Bank Investors shall be reduced in a like amount and the commitment of each Bank Investor shall be reduced in proportion to such reduction.

                  "COMPANY" shall mean Kitty Hawk Funding Corporation, a Delaware corporation, together with its successors and assigns, including any Conduit Assignee.

                  "CONDUIT ASSIGNEE" shall mean any commercial paper conduit administered by Bank of America and designated by Bank of America from time to time to accept an assignment of the Company of all or a portion of the Net Investment.

                  "CP RATE" means, with respect to any funding period with respect to which Discount is to be calculated by reference to the rate of interest based on Commercial Paper, the rate equivalent to the rate (or if more than one rate, the weighted average of the rates) at which Commercial Paper having a term equal to such funding period may be sold by any placement agent or commercial paper dealer selected by the Company, PROVIDED, HOWEVER, that if the rate (or rates) as agreed between any such agent or dealer and the Company is a discount rate, then the rate (or if more than one rate, the weighted average of the rates) resulting from the Company's converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

                  "DEFAULTING BANK INVESTOR" shall have the meaning set forth in Section 2.1(g) hereof.

                  "EARLY COLLECTION FEE" means, for any funding period during which the portion of the Net Investment that was allocated to such funding period is reduced for any reason whatsoever, the amount payable in accordance with Section 4.3(b) hereof, equal to the excess, if any, of (i) the additional Discount that would have accrued during such funding period if such reductions had not occurred, minus (ii) the income, if any, received by the recipient of such reductions from investing the proceeds of such reductions.

                  "EFFECTIVE DATE" shall have the meaning set forth in
Section 5.9(a) hereof.

                  "EURODOLLAR RATE" means, with respect to any funding period with respect to which Discount is to be calculated by reference to the LIBOR Rate, a rate which is 1.25% in excess of a rate per annum equal to the sum (rounded upwards, if necessary, to the next higher 1/100 of 1%) of (A) the rate obtained by dividing (i) the applicable LIBOR Rate by (ii) a percentage equal to 100% minus the reserve percentage used for determining the maximum reserve requirement as specified in Regulation D (including, without limitation, any marginal, emergency, supplemental, special or other reserves), that is applicable to the Agent during such funding period in respect of eurocurrency or eurodollar funding, lending or liabilities (or, if more than one percentage shall be so applicable, the daily average of such percentage for those days in such funding period during which any such percentage shall be applicable) plus (B) the then daily net annual assessment rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) as estimated by the Agent for determining the current annual assessment payable by the Agent to the Federal Deposit Insurance Corporation in respect of eurocurrency or eurodollar funding, lending or liabilities.

                  "FUNDING" shall mean the Initial Funding and any Subsequent Funding.

                  "FUNDING DATE" shall mean the date upon which any Funding occurs.

                  "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements of the Financial Accounting Standards Board or in such other statements or pronouncements by such other entity as approved by a significant segment of the accounting profession, which are in effect from time to time.

                  "INDEMNIFIED AMOUNTS" shall have the meaning set forth in
Section 4.1 hereof.

                  "INDEMNIFIED PARTIES" shall have the meaning set forth in
Section 4.1 hereof.

                  "INITIAL FUNDING" shall have the meaning set forth in
Section 2.1(a) hereof.

                  "INITIAL FUNDING DATE" shall mean the date upon which the Initial Funding occurs.

                  "INITIAL FUNDING REQUEST" shall have the meaning set forth in 2.1(a) hereof.

                  "INTEREST COMPONENT" shall have the meaning specified in the Security Agreement.

                  "INVESTMENT TERMINATION DATE" means the first Business Day after the delivery by the Company to the Issuer of written notice that the Company elects, in its sole discretion, to commence the amortization of its interest in the Net Investment or to liquidate its interest in the Note and the Net Investment.

                  "ISSUER" shall mean AmeriCredit BOA Trust, a Delaware business trust, and its successors and permitted assigns.

                  "LAW" shall have the meaning specified in the Security Agreement.

                  "LIBOR RATE" means, with respect to any funding period (which shall be either one month or three months, as selected by the Issuer or the Agent, as appropriate) with respect to which Discount is to be calculated by reference to the LIBOR Rate, the rate at which deposits in U.S. dollars are offered to the Agent, in the London interbank market at approximately 11:00 a.m. (London time) two Business Days before the first day of such funding period in an amount approximately equal to the Net Investment (or portion thereof) to be funded by reference to the LIBOR Rate and for a period of time approximately equal to the applicable funding period.

                  "LIQUIDITY PROVIDER AGREEMENT" shall mean the agreement between the Company and the Liquidity Provider evidencing the obligation of the Liquidity Provider to provide liquidity support to the Company in connection with the issuance of Commercial Paper.

                  "LIQUIDITY PROVIDER" shall mean the Person or Persons who will provide liquidity support to the Company in connection with the issuance by the Company of its Commercial Paper, and shall include any Person which acquires a participation interest therein.

                  "MAJORITY INVESTORS" shall mean at any time, Bank Investors which hold Commitments aggregating in excess of 51% of the Facility Limit as of such date.

                  "MOODY'S" shall mean Moody's Investors Service, Inc.

                  "NON-DEFAULTING BANK INVESTOR" shall have the meaning set forth in Section 2.1(g) hereof.

                  "NOTE" shall mean the variable funding note issued to the Agent for the benefit of the Company or the Bank Investors, as applicable, pursuant to Section 2.1 hereof, in the form of Exhibit D hereto.

                  "OTHER TRANSFEROR" shall mean any Person other than the Issuer that has entered into a receivables purchase agreement, transfer and administration agreement, note purchase agreement, security agreement or other similar agreement with the Company.

                  "PRO RATA SHARE" means, for a Bank Investor, the Commitment of such Bank Investor divided by the sum of the Commitments of all Bank Investors.

                  "PURCHASED INTEREST" means the interest, if any, in the Receivables acquired by the Liquidity Provider pursuant to the Liquidity Provider Agreement.

                  "REQUIREMENTS OF LAW" for any Person means the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

                  "S&P" shall mean Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies.

                  "SECTION 4.2 COSTS" shall have the meaning set forth in
Section 4.2(d) hereof.

                  "SECURITY AGREEMENT" shall mean the Security Agreement, dated as of the date hereof, among AmeriCredit, AFC II, the Issuer, the Collateral Agent and the Company, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "SUBSEQUENT FUNDING" shall mean any advance which is made pursuant to Section 2.1(b) hereof.

                  "SUBSEQUENT FUNDING NOTICE" shall have the meaning set forth in Section 2.1(b) hereof.

                  "SUBSIDIARY" shall mean any corporation more than 50% of the outstanding voting securities of which shall at any time be owned or controlled, directly or indirectly, by the Issuer or one or more
Subsidiaries, or any similar business organization which is so owned or controlled.

                  "TRANSACTION COSTS" shall have the meaning set forth in
Section 4.3 hereof.

                  "TRANSFER PRICE" shall have the meaning set forth in
Section 2.1(f) hereof.

                  "TRANSFER PRICE DEFICIT" shall have the meaning set forth in Section 2.1(g) hereof.

                  "UNIFORM COMMERCIAL CODE" OR "UCC" shall mean, with respect to any state, the Uniform Commercial Code as from time to time in effect in such state.

                  "WELLS FARGO" shall mean Wells Fargo Bank (Texas), National Association.

                                   ARTICLE II

                               FUNDINGS; THE NOTE

           Section 2.1.   FUNDING; THE NOTE.

                          (a) INITIAL FUNDING. Upon the terms and subject to
the conditions herein set forth, provided that the Termination Date shall not have occurred, the Company may, at its option, or the Bank Investors shall (in accordance with Section 5.9 hereof), if so requested by the Company, make an initial advance (the "INITIAL FUNDING") to the Issuer on or after the Closing Date. In connection with the Initial Funding, the Issuer shall, by notice in the form of Exhibit B hereto (the "INITIAL FUNDING REQUEST") request such Funding at least one Business Day by 12:00 p.m. (New York time) prior to the proposed date of such Initial Funding. Such notice shall specify the proposed Funding Amount (which shall be at least $1,000,000) and the proposed date of the Initial Funding.

                          (b) SUBSEQUENT FUNDINGS. Upon the terms and subject
to the conditions herein set forth, provided that the Termination Date shall not have occurred, the Company may, at its option, or the Bank Investors shall (in accordance with Section 5.9 hereof), if so requested by the Company, make a subsequent advance from time to time (each, a "SUBSEQUENT FUNDING") to the Issuer on or after the Initial Funding Date. In connection with each Subsequent Funding, the Issuer shall, on the Business Day by 12:00 p.m. (New York time) prior to the related Subsequent Funding Date, provide the Agent with a written notice in substantially the form of Exhibit C (a "SUBSEQUENT FUNDING NOTICE") setting forth the amount of the proposed Subsequent Funding, which shall be at least $1,000,000 and integral multiples of $100,000 in excess thereof (or, to the extent that the then available unused portion of the Facility Limit is less than such amount, such amount). Subsequent Fundings shall not occur more than twice per week. The Agent will promptly notify the Company or each of the Bank Investors, as the case may be, of the Agent's receipt of any Subsequent Funding Notice to be made to the Agent on behalf of such Person. To the extent that any such Subsequent Funding is requested of the Agent on behalf of the Company, the Company shall instruct the Agent to accept or reject such offer by notice given to the Issuer and the Agent by telephone or telecopy by no later than the close of its business on the Business Day following its receipt of any such request. The parties hereto understand that in no event shall the Net Investment be held by the Agent on behalf of the Company and the Bank Investors simultaneously, except in the case of an assignment to a Bank Investor pursuant to Section 5.9(f) hereof.

                          (c) By making any advance hereunder, neither the
Company, the Agent nor any Bank Investor assumes or shall have any obligations or liability under any of the Receivables, all of which shall remain the obligations and liabilities of the Issuer, AmeriCredit and AFC II.

                          (d) CONDITIONS TO FUNDING. Neither the Company nor
the Bank Investors shall, and shall have no obligation to, advance any funds to the Issuer in connection with any Funding if on the date of the proposed Funding, (i) either (x) if the Funding is to be made by the Company, the sum of the Net Investment after giving effect to the Funding, plus the Interest Component of Commercial Paper issued in connection with such Funding would exceed the Facility Limit, or
(y) if the Funding is to be made by the Bank Investors, the Net Investment, after giving effect to the Funding, would exceed the aggregate Commitments;
(ii) the Issuer is not in compliance with Section 5.3 of the Security Agreement; (iii) the Issuer shall not have deposited in the Reserve Account, or shall not have given irrevocable instructions to the Agent to withhold from proceeds of such Funding, an amount equal to the amount necessary to cause the amount on deposit in the Reserve Account to equal the Reserve Account Floor; (calculated as if such Funding shall have occurred); (iv) a Potential Termination Event or Termination Event shall have occurred and be continuing; (v) the conditions precedent set forth in Sections 4.1 and 4.2 of the Security Agreement shall not be satisfied; (vi) the representations and warranties in Section 3.1 hereof shall not be true and correct; (vii) after giving effect to such Funding, the Net Investment shall be greater than the product of (a) the Noteholder's Percentage and (b) the sum of the Net Receivables Balance and Collections on deposit in the Collection Account; or
(viii) each of the Agent and the Issuer shall not have received, duly executed and delivered by Wells Fargo, a lien release substantially in the form specified in Section 1(b) of the Intercreditor Agreement and, in the case of the Initial Funding, a release on form UCC-3 with respect to the related Receivables.

                          (e) INITIAL FUNDING REQUEST AND SUBSEQUENT FUNDING
NOTICES IRREVOCABLE. The Initial Funding Request and any Subsequent Funding Notice shall be irrevocable and binding on the Issuer and the Issuer shall indemnify the Agent, the Company and the Bank Investors against any loss or expense incurred by the Company or the Bank Investors, either directly or indirectly (including through the Liquidity Provider Agreement) as a result of any failure by the Issuer to complete the requested Funding including, without limitation, any loss (including loss of anticipated profits) or expense incurred by the Agent, the Company or the Bank Investors, either directly or indirectly (including pursuant to the Liquidity Provider Agreement), by reason of the liquidation or reemployment of funds acquired by the Company (or the Liquidity Provider) (including, without limitation, funds obtained by issuing commercial paper or promissory notes or obtaining deposits or loans from third parties) for the Company or the Bank Investors to complete the requested Funding.

                          (f) PAYMENTS. By no later than 11:00 a.m. (New York
time) on the date of any Funding, the Company or each Bank Investor, as the case may be, shall remit its share (which, in the case of a Subsequent Funding to the Bank Investors, shall be equal to such Bank Investor's Pro Rata Share) of the amount of such Funding to be advanced by the Company or the Bank Investors to the Issuer as set forth in the Initial Funding Request or the applicable Subsequent Funding Notice, as the case may be (the "Transfer Price") to the account of the Agent specified therefor from time to time by the Agent by notice to such Persons. The obligation of each Bank Investor to remit its Pro Rata Share of any such Transfer Price shall be several from that of each other Bank Investor, and the failure of any Bank Investor to so make such amount available to the Agent shall not relieve any other Bank Investor of its obligation hereunder. Following each Subsequent Funding and the Agent's receipt of funds from the Company or the Bank Investors as set forth above, the Agent shall remit such funds received in respect of the Transfer Price to the Issuer's account at the location indicated in Section 6.3 hereof, in immediately available funds. Unless the Agent shall have received notice from the

Company or any Bank Investor, as applicable, that such Person will not make its share of any Transfer Price relating to any Subsequent Funding available on the applicable Transfer Date therefor, the Agent may (but shall have no obligation to) make the Company's or any such Bank Investor's share of any such Transfer Price available to the Issuer in anticipation of the receipt by the Agent of such amount from the Company or such Bank Investor. To the extent the Company or any such Bank Investor fails to remit any such amount to the Agent after any such advance by the Agent on such Transfer Date, the Company or such Bank Investor, on the one hand, and the Issuer, on the other hand, shall be required to pay such amount, together with interest thereon at a per annum rate equal to the Federal funds rate (as determined in accordance with clause (ii) of the definition of "Base Rate"), in the case of the Company or any such Bank Investor, or the Base Rate, in the case of the Issuer, to the Agent upon its demand therefor (PROVIDED that the Company shall have no obligation to pay such interest amounts except to the extent that it shall have sufficient funds to pay the face amount of its Commercial Paper in full). Until such amount shall be repaid, such amount shall be deemed to be Net Investment paid by the Agent and the Agent shall be deemed to be the owner of an interest in the Note hereunder. Upon the payment of such amount to the Agent (x) by the Issuer, the amount of the aggregate Net Investment shall be reduced by such amount or (y) by the Company or such Bank Investor, such payment shall constitute such Person's payment of its share of the applicable Transfer Price for such Funding.

              Notwithstanding anything contained in this Section 2.1(f) or elsewhere in this Agreement to the contrary, no Bank Investor shall be obligated to provide the Agent or the Issuer with funds in connection with any Funding in an amount that would exceed such Bank Investor's unused Commitment then in effect. The failure of any Bank Investor to make its Pro Rata Share of the Transfer Price available to the Agent shall not relieve any other Bank Investor of its obligations hereunder.

                    (g)  DEFAULTING BANK INVESTOR. If by 2:00 P.M. (New
York time), whether or not the Agent has advanced the Transfer Price, one or more Bank Investors (each, a "DEFAULTING BANK INVESTOR", and each Bank Investor other than the Defaulting Bank Investor being referred to as a "NON-DEFAULTING BANK INVESTOR") fails to make its Pro Rata Share of the Transfer Price available to the Agent pursuant to Section 2.1(f) hereof (the aggregate amount not so made available to the Agent being herein called the "TRANSFER PRICE DEFICIT"), then the Agent shall, by no later than 2:30 P.M. (New York time on the Transfer
Date), instruct each Non-Defaulting Bank Investor to pay, by no later than 3:00 P.M. (New York time on the Transfer Date), in immediately available funds, to the account designated by the Agent, an amount equal to the lesser of (x) such Non-Defaulting Bank Investor's proportionate share (based upon the relative Commitments of the Non-Defaulting Bank Investors) of the Transfer Price Deficit and (y) its unused Commitment. A Defaulting Bank Investor shall forthwith, upon demand, pay to the Agent for the ratable benefit of the Non-Defaulting Bank Investors all amounts paid by each Non-Defaulting Bank Investor on behalf of such Defaulting Bank Investor, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting Bank Investor until the date such Non-Defaulting Bank Investor has been paid such amounts in full, at a rate per annum equal to the sum of the Base Rate PLUS 2%.

                    (h)  DISBURSEMENT OF FUNDS. No later than 3:00 p.m.
(New York City time) on the date on which a Funding is to be made, the Company or the Bank Investors, as applicable, will make available to the Issuer in immediately available funds, the amount of the

Funding to be made on such day by remitting the required amount thereof to an account of the Issuer as designated in the related notice requesting such Funding.

             (i)    THE NOTE.

                    (i) The Issuer's obligation to pay the principal of and interest on all amounts advanced by the Company or the Bank Investors pursuant to any Funding shall be evidenced by a single note of the Issuer (the "Note") which shall (1) be dated the Closing Date; (2) be in the stated principal amount equal to the Facility Limit (as reflected from time to time on the grid attached thereto); (3) bear interest as provided therein; (4) be payable to the order of the Agent for the account of the Company or the Bank Investors, as applicable, and mature on the Remittance Date occurring in the sixth calendar month following the calendar month in which the latest maturing Receivable (determined as of the Termination Date) is scheduled to mature (without regard to extensions subsequently granted on any Receivable by the Issuer or the Collection Agent); (5) be entitled to the benefit of the Security Agreement and (6) be substantially in the form of Exhibit D to this Agreement, with blanks appropriately completed in conformity herewith. The Agent shall, and is hereby authorized to, make a notation on the schedule attached to the Note of the date and the amount of each Funding and the date and amount of the payment of principal thereon, and prior to any transfer of the Note, the Agent shall endorse the outstanding principal amount of the Note on the schedule attached thereto; provided, however, that failure to make such notation shall not adversely affect the Company's or any Bank Investor's rights with respect to the Note.

                    (ii)  Although the Note shall be dated the Closing
Date, interest in respect thereof shall be payable only for the periods during which amounts are outstanding thereunder. In addition, although the stated principal amount of the Note shall be equal to the Facility Limit, the Note shall be enforceable with respect to the Issuer's obligation to pay the principal thereof only to the extent of the unpaid principal amount of the Fundings outstanding thereunder at the time such enforcement shall be sought.

         Section 2.2. SHARING OF PAYMENTS, ETC. If the Company or any Bank Investor (for purposes of this Section only, being a "RECIPIENT") shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of any interest in the Note owned by it in excess of its ratable share of payments on account of any interest in the Note obtained by the Company and/or the Bank Investors entitled thereto, such Recipient shall forthwith purchase from the Company and/or the Bank Investors entitled to a share of such amount participations in the percentage interests owned by such Persons as shall be necessary to cause such Recipient to share the excess payment ratably with each such other Person entitled thereto; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such Recipient, such purchase from each such other Person shall be rescinded and each such other Person shall repay to the Recipient the purchase price paid by such Recipient for such participation to the extent of such recovery, together with an amount equal to such other Person's ratable share (according to the proportion of (a) the amount of such other Person's required payment to (b) the total amount so recovered from the Recipient) of any interest or other amount paid or payable by the Recipient in respect of the total amount so recovered.

         Section 2.3 RIGHT OF SETOFF. Without in any way limiting the provisions of Section 2.2 hereof, each of the Agent, the Company and the Bank Investors is hereby authorized (in addition to any other rights it may have) at any time after the occurrence of a Termination Event or during the continuance of a Potential Termination Event to set-off, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by the Agent, the Company or such Bank Investor to, or for the account of, the Issuer against the Aggregate Unpaids owing by the Issuer to such Person (even if contingent or unmatured).

         Section 2.4. FEES. The Issuer shall pay, in accordance with the Fee Letter, such fees as are described therein, all of which shall be non-refundable.

         Section 2.5.  SELECTION OF FUNDING PERIODS AND INTEREST RATES.

                       (a)   PRIOR TO THE TERMINATION DATE; TRANSFERRED
INTEREST HELD ON BEHALF OF THE COMPANY. At all times hereafter, but prior to the Termination Date and with respect to the Transferred Interest held by the Agent on behalf of the Company, the Issuer may, subject to the Company's approval and the limitations described below, request funding periods and allocate a portion of the Net Investment to each selected funding period, so that the aggregate amounts allocated to outstanding funding periods at all times shall equal the Net Investment held on behalf of the Company. The Issuer shall give the Company irrevocable notice by telephone of the requested funding period(s) at least one
(1) Business Day prior by 12:00 p.m. (New York time) to the requested Funding Date or the expiration of any then existing funding period; PROVIDED, HOWEVER, that the Company may select, in its sole discretion, any such funding period if
(i) the Issuer fails to provide such notice on a timely basis or (ii) the Company determines, in its sole discretion, that the funding period requested by the Issuer is unavailable or for any reason commercially undesirable to any party. The Company confirms that it is its intention to allocate all or substantially all of the Net Investment held on behalf of it to one or more funding periods with respect to which the interest rate applicable thereto is calculated by reference to the CP Rate; provided that the Company may determine, from time to time, in its sole discretion, that funding such Net Investment by means of the CP Rate is not possible or is not desirable for any reason. If the Liquidity Provider acquires from the Company a Purchased Interest with respect to the Receivables pursuant to the terms of the Liquidity Provider Agreement, Bank of America, on behalf of the Liquidity Provider, may exercise the right of selection granted to the Company hereby. The initial funding period applicable to any such Purchased Interest shall be a period of not greater than 14 days and Discount with respect thereto shall be calculated by reference to the Base Rate. Thereafter, provided that the Termination Date caused by a Termination Event shall not have occurred, Discount shall be calculated by reference to the Eurodollar Rate and, if such rate is not available, the Base Rate. In the case of any funding period outstanding upon the occurrence of the Termination Date, such funding period shall end on the date of such occurrence.

                       (b) AFTER THE TERMINATION DATE; TRANSFERRED INTEREST HELD ON BEHALF OF THE COMPANY. At all times on and after the Termination Date, with respect to any portion of the Transferred Interest which shall be held by the Agent on behalf of the Company, the Agent shall select all funding periods. At all times after the Termination Date but prior to the occurrence of a Termination Event, Discount shall be calculated by reference to the CP Rate; after the occurrence of a Termination Event, Discount shall be determined as set forth in Section 6.2 of the Security Agreement. If the Liquidity Provider acquires from the Company a Purchased Interest with respect to the Receivables pursuant to the terms of the Liquidity Provider Agreement, Bank of America, on behalf of the Liquidity Provider, may exercise the right of selection granted to the Company hereby. The initial funding period applicable to any such Purchased Interest shall be a period of not greater than 14 days and Discount with respect thereto shall be calculated by reference to the Base Rate. Thereafter, PROVIDED that a Termination Event shall not have occurred, Discount shall be calculated by reference to the Eurodollar Rate and, if such rate is not available, the Base Rate.

                       (c) PRIOR TO THE TERMINATION DATE; TRANSFERRED INTEREST HELD ON BEHALF OF BANK INVESTOR. At all times with respect to any portion of the Transferred Interest held by the Agent on behalf of the Bank Investors, but prior to the Termination Date, the initial funding period applicable to such portion of the Net Investment allocable thereto shall be a period of not greater than 14 days and Discount with respect thereto shall be calculated by reference to the Base Rate. Thereafter, with respect to such portion, and with respect to any other portion of the Transferred Interest held on behalf of the Bank Investors (or any of them), PROVIDED that the Termination Date caused by a Termination Event shall not have occurred, the funding period applicable thereto shall be determined by the Issuer and Discount with respect thereto shall be calculated by reference to the Eurodollar Rate and, if such rate is not available, the Base Rate; PROVIDED, HOWEVER, that no funding period shall be greater than 90 days. The Issuer shall give the Agent irrevocable notice by telephone of the new requested funding period at least three (3) Business Days prior to the expiration of any then existing funding period. In the case of any funding period outstanding upon the occurrence of the Termination Date, such funding period shall end on the date of such occurrence.

                       (d) AFTER THE TERMINATION DATE; TRANSFERRED INTEREST HELD ON BEHALF OF BANK INVESTOR. At all times on and after the Termination Date, with respect to any portion of the Transferred Interest held by the Agent on behalf of the Bank Investors, the Agent shall select all funding periods applicable thereto. At all times on and after the Termination Date but prior to the occurrence of a Termination Event, Discount shall be calculated by reference to the Eurodollar Rate or, if such rate is not available, to the Base Rate; after the occurrence of a Termination Event, Discount shall be determined as set forth in Section 6.2 of the Security Agreement.

                       (e)   EURODOLLAR RATE PROTECTION; ILLEGALITY.

                             (i)  If the Agent is unable to obtain on a timely
basis the information necessary to determine the Eurodollar Rate for any proposed funding period, then

                                  (1) the Agent shall forthwith notify the
Company or Bank Investors, as applicable and the Issuer that the Eurodollar Rate cannot be determined for such funding period, and

                                  (2) while such circumstances exist, neither
the Company, the Bank Investors nor the Agent shall allocate the Net Investment of any additional advances during such period or reallocate the Net Investment allocated to any then existing funding period ending during such period, to a funding period with respect to which Discount is calculated by reference to the Eurodollar Rate.

                             (ii)  If, with respect to any outstanding funding
period, the Company or any of the Bank Investors on behalf of which the Agent holds any Transferred Interest therein notifies the Agent that it is unable to obtain matching deposits in the London interbank market to fund any advance or to maintain such Transferred Interest or that the Eurodollar Rate applicable to such Transferred Interest will not adequately reflect the cost to the Person of funding or maintaining its respective Transferred Interest for such funding period then the Agent shall forthwith so notify the Issuer, whereupon neither the Agent nor the Company or the Bank Investors, as applicable, shall, while such circumstances exist, allocate any Net Investment of any additional Transferred Interest purchased during such period or reallocate the Net Investment allocated to any funding period ending during such period, to a funding period with respect to which Discount is calculated by reference to the Eurodollar Rate.

                             (iii)  Notwithstanding any other provision of this
Agreement, if the Company or any of the Bank Investors, as applicable, shall notify the Agent that such Person has determined (or has been notified by any Liquidity Provider) that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful (either for the Company, such Bank Investor, or such Liquidity Provider, as applicable), or any central bank or other governmental authority asserts that it is unlawful, for the Company, such Bank Investor or such Liquidity Provider, as applicable, to fund any advance or to maintain the Transferred Interest the Discount with respect to which is calculated by reference to the Eurodollar Rate, then (x) as of the effective date of such notice from such Person to the Agent, the obligation or ability of the Company or such Bank Investor, as applicable, to fund its purchase or maintenance of the Transferred Interest at a Discount calculated by reference to the Eurodollar Rate shall be suspended until such Person notifies the Agent that the circumstances causing such suspension no longer exist and (y) the Net Investment of each funding period in which such Person owns an interest shall either (1) if such Person may lawfully continue to maintain the Transferred Interest at a Discount calculated by reference to the Eurodollar Rate until the last day of the applicable funding period, be reallocated on the last day of such funding period to another funding period in respect of which the Net Investment allocated thereto accrues Discount determined other than with respect to the Eurodollar Rate or (2) if such Person shall determine that it may not lawfully continue to maintain the Transferred Interest at a Discount calculated by reference to the Eurodollar Rate until the end of the applicable funding period, such Person's share of the Net Investment allocated to such funding period shall be deemed to accrue Discount at the Base Rate from the effective date of such notice until the end of such funding period.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                                  OF THE ISSUER

         Section 3.1. REPRESENTATIONS AND WARRANTIES OF THE ISSUER . The Issuer represents and warrants to and covenants with the Agent, the Company and the Bank Investors as of the Closing Date and, except as otherwise provided herein, as of any Funding Date that:

              (a) CORPORATE EXISTENCE AND POWER. The Issuer is a business trust duly organized, validly existing and in good standing under the laws of Delaware and has all power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted.

              (b) CORPORATE AND GOVERNMENTAL AUTHORIZATION; CONTRAVENTION. The execution, delivery and performance by the Issuer of this Agreement and the other Transaction Documents are within the Issuer's powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official (except as contemplated by Section 2.6 of the Security Agreement), and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Issuer's Trust Agreement or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Issuer or result in the creation or imposition of any lien on assets of the Issuer (except as contemplated by Section 2.6 of the Security Agreement), or require the consent or approval of, or the filing of any notice or other documentation with, any governmental authority or other Person.

              (c) BINDING EFFECT. Each of this Agreement and the other Transaction Documents constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors.

              (d) ACCURACY OF INFORMATION. All information heretofore furnished by the Issuer (including without limitation, the Settlement Statement and AmeriCredit Corp.'s financial statements) to the Company, the Bank Investors or the Agent for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Issuer to the Company, the Bank Investors or the Agent will be, true and accurate in every material respect, and the Issuer has not omitted to disclose any information which is material to the transaction, on the date such information is stated or certified.

              (e) TAX STATUS. All tax returns (federal, state and local) required to be filed with respect to the Issuer have been filed (which filings may be made by an Affiliate of the Issuer on a consolidated basis covering the Issuer and other Persons) and there has been paid or adequate provision made for the payment of all taxes, assessments and other governmental charges in respect of the Issuer (or in the event consolidated returns have been filed, with respect to the Persons subject to such returns).

              (f) ACTION, SUITS. There are no actions, suits or proceedings pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer or any Affiliate of the Issuer or their respective properties, in or before any court, arbitrator or other body.

              (g) USE OF PROCEEDS. (i) The proceeds of any Funding will be used by the Issuer to (a) acquire the Receivables, the Contracts related thereto and the Related Security with respect thereto from each of AmeriCredit and AFC II, as the case may be, pursuant to the Master Receivables Purchase Agreement, (b) to pay down debt in connection with the purchase of the Receivables and Contracts pursuant to the Master Receivables Purchase Agreement, or (c) to make distributions constituting a return of capital and (ii) no proceeds of any Funding will be used by the Issuer to acquire any security in any transaction which is subject to Section 12 of the Securities Exchange Act of 1934, as amended or for any purpose that violates any applicable law, rule or regulation, including Regulation U of the Federal Reserve Board.

              (h) PLACE OF BUSINESS. The chief place of business and chief executive office of the Issuer are located at the address of the Issuer indicated in Section 8.3 of the Security Agreement and the offices where the Issuer keeps all its records, are located at the address indicated in Section
8.3 of the Security Agreement.

              (i) MERGER AND CONSOLIDATION. As of the date hereof the Issuer has not changed its name, merged with or into or been consolidated with any other entity or been the subject of any proceeding under Title 11, United States Code (Bankruptcy).

              (j) SOLVENCY. The Issuer is not insolvent and will not be rendered insolvent immediately following the consummation on the Closing Date of the transactions contemplated by this Agreement and the Security Agreement, including the pledge by the Issuer to the Collateral Agent of the Collateral.

              (k) NO TERMINATION EVENT. After giving effect to each Funding, no Potential Termination Event or Termination Event exists.

              (l) COMPLIANCE. The Issuer has complied in all material respects with all Requirements of Law in respect of the conduct of its business and ownership of its property including the Receivables.

              (m) NOT AN INVESTMENT COMPANY OR A HOLDING COMPANY. The Issuer is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act. The Issuer is not a "holding company", or a subsidiary or affiliate of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

              (n) ERISA. The Issuer is in compliance in all material respects with ERISA and no lien in favor of the PBGC on any of the Receivables shall exist.

              (o) SUBSIDIARIES. The Issuer does not have any Subsidiaries.

              (p) YEAR 2000. The Issuer relies exclusively on the Receivables Systems of the Collection Agent, does not have any Receivables Systems or computer applications of its own and does not have any Receivables Systems that need to be Year 2000 Compliant.

        Any document, instrument, certificate or notice delivered to the Company, any Bank Investor or the Agent by the Issuer hereunder shall be deemed a representation and warranty by the Issuer.

        The representations and warranties set forth in this Section 3.1 shall survive the pledge and assignment of the Collateral to the Collateral Agent for the benefit of the Secured

Parties. Upon discovery by the Issuer, the Company, the Agent or a Bank Investor of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

                                   ARTICLE IV

                                 INDEMNIFICATION

     Section 4.1. INDEMNITY. Without limiting any other rights which the Agent, the Company or the Bank Investors may have hereunder or under applicable law, the Issuer agrees to indemnify the Company, the Bank Investors, the Collateral Agent, the Agent, the Administrative Agent, the Liquidity Provider, the Credit Support Provider and any permitted assigns and their respective agents, officers, directors and employees (collectively, "INDEMNIFIED PARTIES") from and against any and all damages, losses, claims, liabilities, costs and expenses, including reasonable attorneys' fees (which such attorneys may be employees of the Company, the Bank Investors, the Agent, the Collateral Agent, the Administrative Agent, the Liquidity Provider and the Credit Support Provider) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them in any action or proceeding between the Issuer, AmeriCredit (including in its capacity as Collection Agent) or AFC II and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Agreement, the other Transaction Documents or the ownership or maintenance, either directly or indirectly, by the Company, the Bank Investors, the Agent, the Administrative Agent, the Liquidity Provider or the Credit Support Provider of the Note, or any other transactions contemplated hereby or thereby excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of an Indemnified Party or
(ii) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables. Such Indemnified Amounts shall be paid in accordance with Section 2.3(a)(ix) of the Security Agreement. Without limiting the generality of the foregoing, the Issuer shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

              (a) any representation or warranty made by the Issuer, AmeriCredit, AFC II or the Collection Agent (or any officers of the Issuer or the Collection Agent) under or in connection with this Agreement, the Security Agreement, any other Transaction Document, the Initial Funding Request, any Subsequent Funding Notice, any Settlement Statement or any other information or report delivered by the Issuer, AmeriCredit, AFC II or the Collection Agent pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

              (b) the failure by the Issuer, AmeriCredit, AFC II or the Collection Agent to comply with any applicable law, rule or regulation with respect to the Collateral, or the nonconformity of any portion of the Collateral with any such applicable law, rule or regulation;

              (c) the failure to vest and maintain vested in the Collateral Agent a first priority perfected security interest in the Collateral, free and clear of any Adverse Claim;

              (d) the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to all or any part of the Collateral which failure has an adverse effect on the validity, perfected status or priority of the security interest granted to the Collateral Agent under the Security Agreement;

              (e) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable not being legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of services related to such Receivable or the furnishing or failure to furnish such services;

              (f) any failure of the Issuer or the Collection Agent to perform its duties or obligations in accordance with the provisions of the Security Agreement or any other Transaction Document to which it is a party;

              (g) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with related merchandise or services which are the subject of any Receivable;

              (h) the transfer of an ownership interest in any Receivable other than an Eligible Receivable;

              (i) the failure by the Issuer, AmeriCredit (individually or as Collection Agent) or AFC II to comply with any term, provision or covenant contained in this Agreement or any of the other Transaction Documents to which it is a party or to perform any of its respective duties under the Receivables or the Contracts;

              (j) the failure of AmeriCredit or AFC II to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with any of the Receivables or the Contracts;

              (k) any repayment by any Indemnified Party of any amount previously distributed in reduction of Net Investment which such Indemnified Party believes in good faith is required to be made;

              (l) the commingling by the Issuer, AmeriCredit, AFC II or the Collection Agent of Collections in respect of Receivables at any time with other funds;

              (m) any investigation, litigation or proceeding related to this Agreement, any of the other Transaction Documents, the use of proceeds of Fundings by the Issuer, AmeriCredit or AFC II, the ownership of an interest in the Note, or any Contract, Receivable or Related Security;

              (n) the failure of any Lock-Box Bank to remit any amounts held in any Lock-Box Account pursuant to the instructions of the Collection Agent, the Issuer, AmeriCredit, AFC II or the Agent (to the extent such Person is entitled to give such instructions in accordance with the terms hereof and of any applicable Lock-Box Agreement) whether by reason of the exercise of set-off rights or otherwise;

              (o) any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Issuer, AmeriCredit or AFC II to qualify to do business or file any notice of business activity report or any similar report;

              (p) any failure of the Issuer to give reasonably equivalent value to AmeriCredit or AFC II, as applicable, in consideration of the purchase by the Issuer from AmeriCredit or AFC II, as the case may be, of any Receivable, or any attempt by any Person to void, rescind or set-aside any such transfer under statutory provisions or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

              (q) any action taken by the Issuer, AmeriCredit, AFC II or the Collection Agent (if the Issuer, AmeriCredit or any Affiliate or designee of the Issuer or AmeriCredit) in the enforcement or collection of any Receivable; or

              (r) the use of the proceeds of any Funding;

PROVIDED, HOWEVER, that if the Company enters into agreements for the purchase of interests in receivables from one or more Other Transferors, the Company shall allocate such Indemnified Amounts which are in connection with the Liquidity Provider Agreement or the Credit Support Agreement to the Issuer and each Other Transferor; and PROVIDED, FURTHER, that if such Indemnified Amounts are attributable to the Issuer and not attributable to any Other Transferor, the Issuer shall be solely liable for such Indemnified Amounts or if such Indemnified Amounts are attributable to Other Transferors and not attributable to the Issuer, such Other Transferors shall be solely liable for such Indemnified Amounts.

      Section 4.2. INDEMNITY FOR TAXES, RESERVES AND EXPENSES.

              (a) If after the date hereof, the adoption of any Law or bank regulatory guideline or any amendment or change in the administration, interpretation or application of any existing or future Law or bank regulatory guideline by any Official Body charged with the administration, interpretation or application thereof, or the compliance with any directive of any Official Body (in the case of any bank regulatory guideline, whether or not having the force of Law):

                   (1) shall subject any Indemnified Party (or its applicable lending office) to any tax, duty or other charge (other than Excluded Taxes) with respect to this Agreement, the Security Agreement, the Note, the Net Investment, the Collateral or payments of amounts due hereunder, or shall change the basis of taxation of payments to any Indemnified Party of amounts payable in respect of this Agreement, the Net Investment, the Collateral, the maintenance or financing of the Note or payments of amounts due hereunder or its obligation to advance funds under the Liquidity Provider Agreement, the Credit Support Agreement or otherwise in respect of this Agreement, the Security Agreement, the Net Investment the Collateral or the maintenance or financing of the Note (except for changes in the rate of federal, state or local general corporate, franchise, net income or other income or similar tax imposed on such Indemnified Party by the jurisdiction in which such Indemnified Party's principal executive office is located);

                   (2) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Agreement, the Security Agreement, the Net Investment, the Collateral, the maintenance or financing of the Note or payments of amounts due hereunder or its obligation to advance funds under the Liquidity Provider Agreement, the Credit Support Agreement or otherwise in respect of this Agreement, the Net Investment, the Collateral or the maintenance or financing of the Note; or

                   (3) imposes upon any Indemnified Party any other expense (including, without limitation, any loss of margin, reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to this Agreement, the Security Agreement, the Net Investment, the Collateral, the maintenance or financing of the Note or payments of amounts due hereunder or its obligation to advance funds under the Liquidity Provider Agreement or the Credit Support Agreement or otherwise in respect of this Agreement, the Net Investment, the Collateral or the maintenance or financing of the Note; and the result of any of the foregoing is to increase the cost to or to reduce the amount of any sum received or receivable by such Indemnified Party with respect to this Agreement, the Security Agreement, the Note, the Net Investment, the Collateral, the obligations hereunder, the funding of any purchases hereunder, the Liquidity Provider Agreement or the Credit Support Agreement, by an amount reasonably deemed by such Indemnified Party to be material, then within 10 days after demand by the Agent, the Issuer shall pay to the Agent such additional amount or amounts as will compensate such Indemnified Party for such increased cost or reduction.

              (b) If any Indemnified Party shall have determined that after the date hereof, the adoption of any applicable Law or bank regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Official Body, or any directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of law) of any such Official Body, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or with respect hereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount reasonably deemed by such Indemnified Party to be material, then from time to time, within 10 days after demand by the Agent, the Issuer shall pay to the Agent such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction.

              (c) The Agent or the Company will promptly notify the Issuer of any event of which it has knowledge, occurring after the date hereof, which will entitle an Indemnified Party to compensation pursuant to this Section
4.2. A notice by the Agent claiming
compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Agent may use any reasonable averaging and attributing methods.

              (d) Anything in this Section 4.2 to the contrary notwithstanding, if the Company enters into agreements for the acquisition of interests in receivables from one or more Other Transferors, the Company shall allocate the liability for any amounts under this Section 4.2 ("SECTION 4.2 COSTS") ratably to the Issuer and each Other Transferor; PROVIDED, HOWEVER, that if such Section
4.2 Costs are attributable to the Issuer and not attributable to any Other Transferor, the Issuer shall be solely liable for such Section 4.2 Costs or if such Section 4.2 Costs are attributable to Other Transferors and not attributable to the Issuer, such Other Transferors shall be solely liable for such Section 4.2 Costs.

      Section 4.3.  OTHER COSTS, EXPENSES AND RELATED MATTERS.

              (a) The Issuer agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Company, the Bank Investors, the Collateral Agent, the Agent and the Administrative Agent harmless against liability for the payment of, all reasonable out-of-pocket expenses (including, without limitation, all reasonable attorneys', accountant's and other third parties' fees and expenses, any filing fees and expenses incurred by officers or employees of the Company or any Bank Investor) incurred by or on behalf of the Company, any Bank Investor, the Collateral Agent, the Agent or the Administrative Agent (i) in connection with the negotiation, execution, delivery and preparation of this Agreement, the Note and the Security Agreement and any other Transaction Document and the transactions contemplated hereby and thereby; PROVIDED, HOWEVER, that such attorney's fees shall be limited to an agreed upon cap and (ii) from time to time (a) relating to any amendments, waivers or consents under this Agreement, the Note, the Security Agreement and any other Transaction Document, (b) arising in connection with the Agent's, the Company's, any Bank Investor's or any of their agent's enforcement or preservation of rights (including, without limitation, the perfection and protection of the Collateral Agent's security interest in the Collateral), or (c) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving this Agreement or any other Transaction Document (all of such amounts, collectively, "TRANSACTION COSTS").

              (b) The Issuer shall pay to the Agent, for the account of the Company or the Bank Investors, as applicable, on demand any Early Collection Fee due on account of the Company's investment allocated to a funding period on a day prior to the last day of its funding period.

      Section 4.4. TAXES. All payments made hereunder by the Issuer (a "payor") to the Company, any Bank Investor or the Agent (each, a "recipient") shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and any other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority on any recipient (or any assignee of such parties) (such non-excluded items being called "Taxes"), but excluding franchise taxes and taxes imposed on or measured by the recipient's net income or gross receipts ("Excluded Taxes"). In the event that any withholding or deduction from any payment made by the payor hereunder is required in respect of any Taxes, then such payor shall:

              (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

              (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

              (c) pay to the recipient such additional amount or amounts as is necessary to ensure that the net amount actually received by the recipient will equal the full amount such recipient would have received had no such withholding or deduction been required.

                  Moreover, if any Taxes are directly asserted against any recipient with respect to any payment received by such recipient hereunder, the recipient may pay such Taxes and the payor will promptly pay such additional amounts (including any penalties, interest or expenses) as shall be necessary in order that the net amount received by the recipient after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such recipient would have received had such Taxes not been asserted.

                  If the payor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the recipient the required receipts or other required documentary evidence, the payor shall indemnify the recipient for any incremental Taxes, interest, or penalties that may become payable by any recipient as a result of any such failure.

                                   ARTICLE V

                           THE AGENT; BANK COMMITMENT

      Section 5.1. AUTHORIZATION AND ACTION. The Company and each Bank Investor hereby appoints and authorizes the Agent to act as its agent under this Agreement and the other Transaction Documents with such powers and discretion as are specifically delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 5.5 and the first sentence of Section 5.6 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for the Company or any Bank Investor; (b) shall not be responsible to the Company or any Bank Investor for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Transaction Document or any certificate or other document referred to or provided for in, or received by any of them under, any Transaction Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Transaction Document, or any other document referred to or provided for therein or for any failure by any of the Issuer, AmeriCredit, AFC II or the Collection Agent or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any of the Issuer, AmeriCredit, AFC II or the Collection Agent or the satisfaction of any condition or to inspect the property (including the books and records) of any of the Issuer, AmeriCredit, AFC II or the Collection Agent or any of their Subsidiaries or affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Transaction Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Transaction Document, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

      Section 5.2. AGENT'S RELIANCE, ETC. The Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any of the Issuer, AmeriCredit, AFC II or the Collection Agent), independent accountants, and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Investors, and such instructions shall be binding on the Company and all of the Bank Investors; PROVIDED, HOWEVER, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Transaction Document or applicable law or unless it shall first be indemnified to its satisfaction by the Bank Investors against any and all liability and expense which may be incurred by it by reason of taking any such action.

      Section 5.3. TERMINATION EVENT OR POTENTIAL TERMINATION EVENT. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Potential Termination Event or a Termination Event unless the Agent has received written notice from the Company, a Bank Investor or the Issuer specifying such Potential Termination Event or Termination Event and stating that such notice is a "Notice of Termination Event or Potential Termination Event". In the event that the Agent receives such a notice of the occurrence of a Potential Termination Event or Termination Event, the Agent shall give prompt notice thereof to the Company and the Bank Investors. The Agent shall (subject to Section 5.2 hereof) take such action with respect to such Potential Termination Event or Termination Event as shall reasonably be directed by the Majority Investors, PROVIDED that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Termination Event or Termination Event as it shall deem advisable in the best interest of the Company and the Bank Investors.

      Section 5.4. RIGHTS AS BANK INVESTOR. With respect to its Commitment, Bank of America (and any successor acting as Agent) in its capacity as a Bank Investor hereunder shall have the same rights and powers hereunder as any other Bank Investor and may exercise the same as though it were not acting as the Agent, and the term "Bank Investor" or "Bank Investors" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Bank of America (and any successor acting as Agent) and its affiliates may (without having to account therefor to the Company or any Bank Investor) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any of the Issuer, AmeriCredit, AFC II and the Collection Agent or any of their Subsidiaries or affiliates as if it were not acting as Agent, and Bank of America (and any successor acting as Agent) and its affiliates may accept fees and other consideration from any of the Issuer, AmeriCredit, AFC II and the Collection Agent or any of their Subsidiaries or

Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Company or any Bank Investor.

      Section 5.5. INDEMNIFICATION OF THE AGENT. The Bank Investors agree to indemnify the Agent (to the extent not reimbursed by the Issuer), ratably in accordance with their Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent (including by the Company or any Bank Investor) in any way relating to or arising out of this Agreement or any other Transaction Document or the transactions contemplated thereby or any action taken or omitted by the Agent under this Agreement or any other Transaction Document, PROVIDED that no Bank Investor shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person indemnified. Without limitation of the foregoing, the Bank Investors agree to reimburse the Agent, ratably in accordance with their Pro Rata Shares, promptly upon demand for any out-of-pocket expenses (including attorneys' fees) incurred by the Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Bank Investors hereunder and/or thereunder and to the extent that the Agent is not reimbursed for such expenses by the Issuer. The agreements contained in this Section shall survive payment in full of the Net Investment and all other amounts payable under this Agreement.

      Section 5.6. NON-RELIANCE. Each of the Company and each Bank Investor agrees that it has, independently and without reliance on the Agent or the Company or any Bank Investor, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Receivables, the Contracts, the Issuer, AmeriCredit, AFC II and the Collection Agent and their respective Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent, the Company or any Bank Investor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Transaction Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Company and the Bank Investors by the Agent hereunder, the Agent shall not have any duty or responsibility to provide the Company or any Bank Investor with any credit or other information concerning the affairs, financial condition, or business of any of the Issuer, AmeriCredit, AFC II or the Collection Agent or any of their respective Subsidiaries or affiliates that may come into the possession of the Agent or any of its affiliates.

      Section 5.7. RESIGNATION OF AGENT. The Agent may resign at any time by giving notice thereof to the Company, the Bank Investors and the Issuer. Upon any such resignation, the Majority Investors shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Investors and shall have accepted such appointment within thirty
(30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Company and the Bank Investors, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article V shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

      Section 5.8. PAYMENTS BY THE AGENT. Unless specifically allocated to a Bank Investor pursuant to the terms of this Agreement, all amounts received by the Agent on behalf of the Bank Investors shall be paid by the Agent to the Bank Investors (at their respective accounts specified in their respective Assignment and Assumption Agreements) in accordance with their respective related pro rata interests in the Net Investment on the Business Day received by the Agent, unless such amounts are received after 12:00 noon on such Business Day, in which case the Agent shall use its reasonable efforts to pay such amounts to the Bank Investors on such Business Day, but, in any event, shall pay such amounts to the Bank Investors in accordance with their respective related pro rata interests in the Net Investment not later than the following Business Day.

      Section 5.9.  BANK COMMITMENT; ASSIGNMENT TO BANK INVESTORS.

              (a) BANK COMMITMENT. At any time on or prior to the Commitment Termination Date, in the event that the Company does not effect the Initial Funding or a Subsequent Funding as requested under Section 2.1, then at any time, the Issuer shall have the right to require the Company to assign its interest in the Note and the Net Investment in whole to the Bank Investors pursuant to this Section 5.9(a). In addition, at any time on or prior to the Commitment Termination Date (i) upon the occurrence of a Termination Event that results in the Termination Date or (ii) in the event that the Company elects to give notice to the Issuer of an Investment Termination Date, the Issuer hereby requests and directs that the Company assign its interest in the Note and the Net Investment in whole to the Bank Investors pursuant to this Section 5.9(a) and the Issuer hereby agrees to pay the amounts described in Section 5.9(c) below. No further documentation or action on the part of the Company shall be required to exercise the rights set forth in the immediately preceding sentence, other than, in the case of clause (i) of such sentence, receipt of notice by the Bank Investors from the Agent that a Termination Date has occurred or, in the case of clause (ii) of such sentence, the giving of the notice set forth in such clause and the delivery by the Agent of a copy of such notice to each Bank Investor (the date of the receipt of a notice referred to in such clauses being the "EFFECTIVE DATE"). Each Bank Investor hereby agrees, unconditionally and irrevocably and under all circumstances, without setoff, counterclaim or defense of any kind, to pay the full amount of its Assignment Amount on such Effective Date to the Company in immediately available funds to an account designated by the Agent. Upon payment of its Assignment Amount, each Bank Investor shall acquire its Pro Rata Share of its interest in the Note and the Net Investment and shall assume its respective portion of the Company's obligations hereunder, and the Company shall be released from such portion of such obligations. If, by 2:00 P.M. (New York time) on the Effective Date, one or more Bank Investors (each, a "DEFAULTING BANK INVESTOR", and each Bank Investor other than any Defaulting Bank Investor being referred to as a "NON-DEFAULTING BANK INVESTOR") fails to pay its Assignment Amount (the aggregate amount not so made available to the Company being herein called the "ASSIGNMENT AMOUNT DEFICIT"), then the Agent shall, by no later than 2:30 P.M. (New York time) on the Effective Date, instruct each Non-Defaulting Bank Investor to pay, by no later than 3:00 P.M. (New York time) on the Effective Date, in immediately available funds, to the account designated by the Company, an amount equal to the lesser of (x) such Non-Defaulting Bank Investor's proportionate share (based upon the relative Commitments of the Non-Defaulting Bank Investors) of the Assignment Amount Deficit and (y) its unused Commitment. A Defaulting Bank Investor shall forthwith, upon demand, pay to the Agent for the ratable benefit of the Non-Defaulting Bank Investors all amounts paid by each Non-Defaulting Bank Investor on behalf of such Defaulting Bank Investor, together with interest thereon for each day from the date a payment was made by a Non-Defaulting Bank Investor until the date such Non-Defaulting Bank Investor has been paid such amounts in full at a rate per annum equal to the rate determined in accordance with clause (i) of the definition of "Base Rate" plus two percent (2%). In addition, if, after giving effect to the provisions of the immediately preceding sentence, any Assignment Amount Deficit continues to exist, each such Defaulting Bank Investor shall pay interest to the Agent on such Defaulting Bank Investor's portion of such remaining Assignment Amount Deficit, at a rate per annum equal to the rate determined in accordance with clause (i) of the definition of "Base Rate" plus two percent (2%), for each day from the Effective Date until the date such Defaulting Bank Investor shall pay its portion of such remaining Assignment Amount Deficit in full to the Company. Upon any assignment by the Company to the Bank Investors contemplated hereunder, the Company shall cease to make any additional advances to the Issuer hereunder.

              (b) ASSIGNMENT BY A BANK INVESTOR.

                   (i) No Bank Investor may assign all or any portion of its Commitment or interest in the Note and the Net Investment and its rights and obligations hereunder to any Person unless approved in writing by the Issuer (which approval shall not be unreasonably withheld), the Administrative Agent, on behalf of the Company, and the Agent. In connection with any such assignment by a Bank Investor to another Person, the assignor shall deliver to the assignee an Assignment and Assumption Agreement, duly executed, assigning to such assignee all or any portion of (A) such assignor's Commitment and other obligations hereunder and (B) such assignor's pro rata interest in the Note and Net Investment and other rights hereunder, and such assignor shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to protect, or more fully evidence the assignee's right, title and interest in and to such interest and to enable the Agent, on behalf of such assignee, to exercise or enforce any rights hereunder and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party. Upon any such assignment, (i) the assignee shall have all of the rights and obligations of the assignor hereunder and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party with respect to such assignor's Commitment and interest in the Note and Net Investment for all purposes of this Agreement and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party and
(ii) the assignor shall have no further obligations with respect to the portion of its Commitment hereunder which has been assigned and shall relinquish its rights with respect to the portion of its interest in the Note and the Net Investment which has been assigned for all purposes of this Agreement and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party. No such assignment shall be effective unless a fully executed copy of the related Assignment and Assumption Agreement shall be delivered to the Agent and the Issuer. All costs and expenses of the Agent incurred in connection with any assignment hereunder shall be borne by the Issuer. No Bank Investor shall enter into any Assignment and Assumption Agreement hereunder without also simultaneously assigning an equal portion of its interest in the Liquidity Provider Agreement.

                   (ii) By executing and delivering an Assignment and Assumption Agreement, the assignor and assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption Agreement, the assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value or this Agreement, the other Transaction Documents or any such other instrument or document; (ii) the assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Issuer, AmeriCredit, AFC II or the Collection Agent or the performance or observance by the Issuer, AmeriCredit, AFC II or the Collection Agent of any of their respective obligations under this Agreement, the Master Receivables Purchase Agreement, the other Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, the Master Receivables Purchase Agreement, and such other instruments, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption Agreement and to purchase such interest; (iv) such assignee will, independently and without reliance upon the Agent, or any of its Affiliates, or the assignor and based on such agreements, documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the other Transaction Documents and any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interests in and under this Agreement, the other Transaction Documents, the Receivables, the Contracts and the Related Security; (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Transaction Documents are required to be performed by it as the assignee of the assignor; and (vii) such assignee agrees that it will not institute against the Company or any Conduit Assignee any proceeding of the type referred to in Section 6.9 prior to the date which is one year and one day after the payment in full of all Commercial Paper issued by the Company or any Conduit Assignee.

              (c) ISSUER'S OBLIGATION TO PAY CERTAIN AMOUNTS; ADDITIONAL ASSIGNMENT AMOUNT. The Issuer shall pay to the Agent, for the account of the Company, in connection with any assignment by the Company to the Bank Investors pursuant to Section 5.9(a), an aggregate amount equal to all Discount to accrue through the end of each outstanding funding period plus all other Aggregate Unpaids (other than the Net Investment). If the Issuer fails to make payment of such amounts at or prior to the time of assignment by the Company to the Bank Investors, such amount shall be paid by the Bank Investors (in accordance with their respective Pro Rata Shares) to the Company as additional consideration for the interests assigned to the Bank Investors and the amount of the "Net Investment" hereunder held by the Bank Investors shall be increased by an amount equal to the additional amount so paid by the Bank Investors.

              (d) ADMINISTRATION OF AGREEMENT AFTER ASSIGNMENT BY COMPANY TO BANK INVESTORS. After any assignment by the Company to the Bank Investors pursuant to Section 5.9(a) (and the payment of all amounts owing to the Company in connection therewith), all rights of the Administrative Agent and the Collateral Agent set forth herein shall be deemed to be afforded to the Agent on behalf of the Bank Investors instead of either such party.

              (e) PAYMENTS AFTER ASSIGNMENT BY COMPANY TO BANK INVESTORS. After any assignment by the Company to the Bank Investors pursuant to Section 5.9(a), all payments to be made hereunder by the Issuer to the Company shall be made to the Agent's account as such account shall have been notified to the Issuer. In the event that the aggregate of the Assignment Amounts paid by the Bank Investors pursuant to Section 5.9(a) is less than the Net Investment of the Company on the date of such assignment, then to the extent payments made hereunder in respect of the Net Investment exceed the aggregate of the Assignment Amounts, such excess shall be remitted by the Agent to the Company.

              (f) DOWNGRADE OF BANK INVESTOR. If at any time prior to any assignment by the Company to the Bank Investors as contemplated pursuant to
Section 5.9(a), the short term debt rating of any Bank Investor shall be "A-2" or "P-2" from Standard & Poor's or Moody's, respectively, with negative credit implications, such Bank Investor, upon request of the Agent, shall, within 30 days of such request, assign its rights and obligations hereunder to another financial institution (which institution's short term debt shall be rated at least "A-2" and "P-2" from Standard & Poor's and Moody's, respectively, and which shall not be so rated with negative credit implications and which is acceptable to the Company and the Agent). If the short term debt rating of a Bank Investor shall be "A-3" or "P-3", or lower, from Standard & Poor's or Moody's, respectively (or such rating shall have been withdrawn by Standard & Poor's or Moody's), such Bank Investor, upon request of the Agent, shall, within five (5) Business Days of such request, assign its rights and obligations hereunder to another financial institution (which institution's short term debt shall be rated at least "A-2" and "P-2" from Standard & Poor's and Moody's, respectively, and which shall not be so rated with negative credit implications and which is acceptable to the Company and the Agent). In either such case, if any such Bank Investor shall not have assigned its rights and obligations under this Agreement within the applicable time period described above, the Company shall have the right to require such Bank Investor to pay to the Agent an amount equal to such Bank Investor's Commitment for deposit by the Agent into an account, in the name of the Agent, which shall be in satisfaction of such Bank Investor's obligations to make Subsequent Fundings and to pay its Assignment Amount upon an assignment from the Company in accordance with Section 5.9(a) hereof. The amount on deposit in such account shall be invested by the Agent in Eligible Investments and such Eligible Investments shall be selected by the Agent in its sole discretion. The Agent shall remit to such Bank Investor, monthly, the income thereon. Nothing in the three preceding sentences shall affect or diminish in any way any such downgraded Bank Investor's Commitment to the Issuer or the Company or such downgraded Bank Investor's other obligations and liabilities hereunder and under the other Transaction Documents.

                                   ARTICLE VI

                                  MISCELLANEOUS

      Section 6.1. TERM OF AGREEMENT. This Agreement shall terminate on the date following the Termination Date upon which the Net Investment has been reduced to zero, all accrued Discount and Servicing Fees have been paid in full and all other Aggregate Unpaids have been paid in full, in each case, in cash; PROVIDED, HOWEVER, that (i) the rights and remedies of the Agent, the Company, the Bank Investors and the Administrative Agent with respect to any representation and warranty made or deemed to be made by the Issuer pursuant to this Agreement, (ii) the indemnification and payment provisions of Article IV, and (iii) the agreement set forth in Section 6.9 hereof, shall be continuing and shall survive any termination of this Agreement.

      Section 6.2.  WAIVERS; AMENDMENTS.

              (a) No failure or delay on the part of the Agent, the Company, the Administrative Agent or any Bank Investor in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.

              (b) Any provision of this Agreement or any other Transaction Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Issuer, the Collection Agent, the Company and the Majority Investors (and, if Article V or the rights or duties of the Agent are affected thereby, by the Agent); PROVIDED that no such amendment or waiver shall, unless signed by each Bank Investor directly affected thereby,
(i) increase the Commitment of a Bank Investor, (ii) reduce the Net Investment or rate of interest to accrue thereon or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled distribution in respect of the Net Investment or interest with respect thereto or any fees or other amounts payable hereunder or for termination of any Commitment, (iv) change the percentage of the Commitments of Bank Investors which shall be required for the Bank Investors or any of them to take any action under this section or any other provision of this Agreement, (v) release all or substantially all of the property with respect to which a security or ownership interest therein has been granted hereunder to the Agent or the Bank Investors or (vi) extend or permit the extension of the Commitment Termination Date. In the event the Agent requests the Company's or a Bank Investor's consent pursuant to the foregoing provisions and the Agent does not receive a consent (either positive or negative) from the Company or such Bank Investor within 10 Business Days of the Company's or Bank Investor's receipt of such request, then the Company or such Bank Investor (and its percentage interest hereunder) shall be disregarded in determining whether the Agent shall have obtained sufficient consent hereunder.

      Section 6.3. NOTICES. Except as provided below, all communications and notices provided for hereunder shall be in writing (including telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 6.3 and confirmation is received, (ii) if given by mail, three (3) Business Days following such posting, if postage prepaid, or if sent via U.S. certified or registered mail, (iii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section 6.3. However, anything in this Section 6.3 to the contrary notwithstanding, the Issuer hereby authorizes the Company to effect Subsequent Fundings, funding period and interest rate selections based on telephonic notices made by any Person which the Company in good faith believes to be acting on behalf of the Issuer. The Issuer agrees to deliver promptly to the Company a written confirmation of each telephonic notice signed by an authorized officer of Issuer. However, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs in any material respect from the action taken by the Company, the records of the Company shall govern absent manifest error.

                  If to the Company:

                           Kitty Hawk Funding Corporation
                           c/o Lord Securities Corporation
                           2 Wall Street
                           New York, New York 10005
                           Attention: Richard Taiano
                           Telephone: (212) 346-9006
                           Telecopy:  (212) 346-9012
                           (with a copy to the Administrative Agent)

                  If to the Issuer:

                           AmeriCredit BOA TRUST
                           c/o Bankers Trust (Delaware)
                           E.A. Delle Donne Corporate Center
                           Montgomery Building
                           1011 Centre Road, Suite 200
                           Wilmington, Delaware 19805
                           Attention: Corporate Trust Administration
                           Telephone: (302) 636-3305
                           Telecopy:  (302) 636-3222
                           Payment Information:
                           [BANK]
                           ABA
                              ----------
                           Account
                                  ------------
                           Reference
                                    ---------------

                  With a copy to:

                           Bankers Trust Company
                           4 Albany Street
                           New York, New York 10006
                           Attention: Asset Backed Finance Unit

                           and a copy to:

                           AmeriCredit Financial Services, Inc.
                           801 Cherry Street
                           Suite 3900
                           Fort Worth, Texas 76102
                           Telephone: (817) 302-7022
                           Telecopy:  (817) 302-7942

                  If to the Agent or the Administrative Agent:

                           Bank of America, N.A.

                           Bank of America Corporate Center, 10th Floor
                           Charlotte, North Carolina 28255
                           Attention:  Banc of America Securities LLC
                              Global Asset Backed Securitization Group
                              Portfolio Management
                           Telephone: (704) 386-7922
                           Telecopy:  (704) 388-9169

                  Payment Information:

                           Bank of America, N.A.
                           ABA 053-000-196
                           for the account of Bank of America Charlotte
                           Account No. 109360165000
                           Attn.: Camille Zerbinos

      Section 6.4.  GOVERNING LAW; SUBMISSION TO JURISDICTION; INTEGRATION.

              (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. THE ISSUER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. The Issuer hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 6.4 shall affect the right of the Company to bring any action or proceeding against the Issuer or its property in the courts of other jurisdictions.

              (b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

              (c) This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

              (d) The Issuer hereby appoints Corporation Service Company, located at 80 State Street, Albany, New York 12207-2543 as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the other Transaction Documents to which the Issuer is a party or the transactions contemplated hereby or thereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State court sitting in The City of New York by the Company, the Agent, any Bank Investor, the Administrative Agent, the Collateral Agent or any assignee of any of them.

      Section 6.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

      Section 6.6.  SUCCESSORS AND ASSIGNS.

              (a) This Agreement shall be binding on the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that the Issuer may not assign any of its rights or delegate any of its duties hereunder or under the Master Receivables Purchase Agreement or under any of the other Transaction Documents to which it is a party without the prior written consent of the Agent except as may be otherwise expressly provided in the Master Receivables Purchase Agreement or the other Transaction Documents. No provision of this Agreement shall in any manner restrict the ability of the Company or any Bank Investor to assign, participate, grant security interests in, or otherwise transfer any portion of the Note.

              (b) Without limiting the foregoing, the Company may, from time to time, with prior or concurrent notice to the Issuer and the Collection Agent, in one transaction or a series of transactions, assign all or a portion of the Note and the Net Investment and its rights and obligations under this Agreement and any other Transaction Documents to which it is a party to a Conduit Assignee. Upon and to the extent of such assignment by the Company to a Conduit
Assignee, (i) such Conduit Assignee shall be the owner of the assigned portion of the Note and the Net Investment, (ii) the related administrative agent for such Conduit Assignee will act as the Administrative Agent for such Conduit Assignee, with all corresponding rights and powers, express or implied, granted to the Administrative Agent hereunder or under the other Transaction Documents, (iii) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to the Company and its Liquidity Provider(s) and Credit Support Provider(s), respectively, herein and in the other Transaction Documents (including, without limitation, any limitation on recourse against such Conduit Assignee or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against such Conduit Assignee, and the right to assign to another Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all (or the assigned or assumed portion) of the Company's obligations, if any, hereunder or any other Transaction Document, and the Company shall be released from such obligations, in each case to the extent of such assignment, and the obligations of the Company and such Conduit Assignee shall be several and not joint, (v) all distributions in respect of the Net Investment shall be made to the applicable agent or administrative agent, as applicable, on behalf of the Company and such Conduit Assignee on a pro rata basis according to their respective interests,
(vi) the definition of the term "CP Rate" with respect to the portion of the Net Investment funded with commercial paper issued by the Company from time to time shall be determined in the manner set forth in the definition of "CP Rate" applicable to the Company on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than the Company), (vii) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Agent or administrative agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Agent or such administrative agent may reasonably request to evidence and give effect to the foregoing. No assignment by the Company to a Conduit Assignee of all or any portion of the Net Investment shall in any way diminish the related Bank Investors' obligation under Section 5.9 to make any Subsequent Funding not made by the Company or such Conduit Assignee or to acquire from the Company or such Conduit Assignee all or any portion of the Net Investment.

              (c) In the event that the Company makes an assignment to a Conduit Assignee in accordance with Section 6.6 (b) hereof, the Bank
Investors: (i) if requested by Bank of America, shall terminate their participation in the Liquidity Provider Agreement to the extent of such assignment, (ii) if requested by Bank of America, shall execute a participation agreement with respect to the liquidity provider agreement related to such Conduit Assignee, to the extent of such assignment, the terms of which shall be substantially similar to those of the participation agreement entered into by such Bank Investor with respect to the Liquidity Provider Agreement (or which shall be otherwise reasonably satisfactory to Bank of America and the Bank Investors), (iii) if requested by the Company, shall enter into such agreements as requested by the Company pursuant to which they shall be obligated to provide funding to the Conduit Assignee on substantially the same terms and conditions as is provided for in this Agreement in respect of the Company (or which agreements shall be otherwise reasonably satisfactory to the Company and the Bank Investors), and (iv) shall take such actions as the Agent shall reasonably request in connection therewith.

              (d) The Issuer hereby agrees and consents to the assignment by the Company from time to time of all or any part of its rights under, interest in and title to this Agreement and the Note to any Liquidity Provider. In addition, the Issuer hereby consents to and acknowledges the assignment by the Company of all of its rights under, interest in and title to this Agreement and the Note to the Collateral Agent.

      Section 6.7. WAIVER OF CONFIDENTIALITY. The Issuer hereby consents to the disclosure of any non-public information with respect to it received by the Company, the Agent, any Bank Investor or the Administrative Agent to any of the Company, the Agent, any nationally recognized rating agency rating the Company's Commercial Paper, the Administrative Agent, the Collateral Agent, any Bank Investor or potential Bank Investor, the Liquidity Provider or the Credit Support Provider in relation to this Agreement.

      Section 6.8. CONFIDENTIALITY AGREEMENT. The Issuer hereby agrees that it will not disclose the contents of this Agreement or any other proprietary or confidential information of the Company, the Agent, the Administrative Agent, the Collateral Agent, any Liquidity Provider or any Bank Investor to any other Person except (i) its auditors and attorneys, employees or financial advisors (other than any commercial bank) and any nationally recognized rating agency, provided such auditors, attorneys, employees, financial advisors or rating agencies are informed of the highly confidential nature of such information or (ii) as otherwise required (x) by applicable law, (y) under the Securities Exchange Act of 1934, as amended, in connection with an offering of securities issued by the Issuer or an Affiliate thereof, or (z) by order of a court of competent jurisdiction (PROVIDED, HOWEVER, that in the case of this clause (z) no such disclosure shall occur without the prior review by the Administrative Agent of the material to be disclosed).

      Section 6.9. NO BANKRUPTCY PETITION AGAINST THE COMPANY. The Issuer and each Bank Investor hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other indebtedness of the Company or any Conduit Assignee, it will not institute against, or join any other Person in instituting against, the Company or any Conduit Assignee, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

      Section 6.10. FURTHER ASSURANCES. The Issuer agrees to do such further acts and things and to execute and deliver to the Company or the Collateral Agent such additional assignments, agreements, powers and instruments as are required by the Company to carry into effect the purposes of this Agreement or the Security Agreement or to better assure and confirm unto the Company or the Collateral Agent its rights, powers and remedies hereunder or thereunder.

      Section 6.11. HEADINGS. Section headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

      Section 6.12. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents; PROVIDED, HOWEVER, that no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its action in bad faith or its own willful misconduct.

      Section 6.13. INTENDED TAX CHARACTERIZATION. The parties hereto agree that it is their mutual intent that, for all applicable tax purposes, the Note will constitute indebtedness and that for all applicable tax purposes, accordingly, the Issuer will be treated as owner of the Collateral. Further, each party hereto and the holder of the Note (or an interest therein) (by receiving and holding the Note or an interest therein), hereby covenants to every other party hereto to treat the Note as indebtedness for all applicable tax purposes in all tax filings, reports and returns and otherwise, and further covenants that neither it nor any of its affiliates will take, or participate in the taking of or permit to be taken, any action that is inconsistent with the treatment of the Note as indebtedness for tax purposes unless otherwise directed by law, rule or regulation or order of any governmental authority. All successors and assigns of the parties hereto shall be bound by the provisions hereof.

                  IN WITNESS WHEREOF, the Issuer, the Company and the Agent have caused this Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                             AMERICREDIT BOA TRUST,
                             as Issuer


                             By: BANKERS TRUST (DELAWARE), not in its
                                 individual capacity but solely as Trustee


                             By:
                                ----------------------------------------------
                                 Name:
                                 Title:


                             KITTY HAWK FUNDING CORPORATION,
                             as Company


                             By:
                                ----------------------------------------------
                                 Name:
                                 Title:


                             BANK OF AMERICA, N.A., as Agent
                              and as Bank Investor


$250,000,000                 By:
------------                    ----------------------------------------------
 Commitment                     Name:
                                Title: